SIGNIFICANT ACCOUNTING POLICIES AND USE OF ESTIMATES (Policies)	6 Months Ended
Jun. 30, 2013
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. The more significant estimates relate to revenue recognition, contractual allowances and uncollectible accounts, intangible assets, accrued liabilities, derivative liabilities, income taxes, litigation and contingencies. Estimates are based on historical experience and on various other assumptions that the Company believes to be reasonable under the circumstances, the results of which form the basis for judgments about results and the carrying values of assets and liabilities. Actual results and values may differ significantly from these estimates.

Concentration of Credit Risk
 Concentration of Credit Risk

 The Company's operations are all carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy. The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments which subject the Company to potential credit risk consist of its cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with one high credit quality financial institution. Deposits may exceed the amount of insurance provided; however, these deposits typically are redeemable upon demand and, therefore, the Company believes the financial risks associated with these financial instruments are minimal. The Company has not experienced any losses to date on its deposits.

The Company performs ongoing credit evaluations of its customers, and generally does not require collateral on its accounts receivable. The Company estimates the need for allowances for potential credit losses based on historical collection activity and the facts and circumstances relevant to specific customers and records a provision for uncollectible accounts when collection is uncertain. The Company has not experienced significant credit related losses to date.

The Company currently relies on various outside contract manufacturers in China to supply electric vehicles and products for its customers. Although management believes that other contract manufactures could provide similar services and intends to transition its manufacturing to Jonway's facilities in Sanmen, China, but, if these Chinese companies are unable to supply electric vehicles and the Company is unable to transition manufacturing to Jonway's facilities or find alternative sources for these product and services, the Company might not be able to fill existing backorders and/or sell more electric vehicles. Any significant manufacturing interruption could have a material adverse effect on the Company's business, financial condition and results of operations.

Revenue Recognition
Revenue Recognition

The Company records revenues for non-Jonway sales when all of the following criteria have been met:

-	Persuasive evidence of an arrangement exists. The Company generally relies upon sales contracts or agreements, and customer purchase orders to determine the existence of an arrangement.
-	Sales price is fixed or determinable. The Company assesses whether the sales price is fixed or determinable based on the payment terms and whether the sales price is subject to refund or adjustment.
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Delivery has occurred. The Company uses shipping terms and related documents, or written evidence of customer acceptance, when applicable, to verify delivery or performance. The Company's customary shipping terms are FOB shipping point.

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Collectability is reasonably assured.  The Company assesses collectability based on creditworthiness of customers as determined by our credit checks and their payment histories. The Company records accounts receivable net of allowance for doubtful accounts and estimated customer returns.

The Company records revenues for Jonway sales only upon the occurrence of all of the following conditions:

-	The Company has received a binding purchase order from the customer or distributor authorized by a representative empowered to commit the purchaser (evidence of a sale);
-	The purchase price has been fixed, based on the terms of the purchase order;

-	The Company has delivered the product from its factory to a common carrier acceptable to the customer; and

-	The Company deems the collection of the amount invoiced probable.

The Company provides no price protection. Sales are recognized net of sale discounts, rebates and return allowances.

Stock-based compensation
Stock-based compensation

The Company accounts for stock-based compensation which requires the measurement and recognition of compensation expense for all stock-based awards made to employees and directors based on estimated fair values on the grant date. The Company estimates the fair value of stock-based awards on the date of grant using the Black-Scholes-Merton option pricing model (the "Black-Scholes model"). The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods using the straight-line method. We estimate forfeitures at the time of grant and revise our estimate in subsequent periods if actual forfeitures differ from those estimates.

The Company accounts for stock-based compensation awards and warrants granted to non-employees by determining the fair value of the warrants or stock-based compensation awards granted as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. If the fair value of equity instruments issued is used, it is measured using the stock price and other measurement assumptions as of the earlier of either (1) the date at which commitment for performance by the counterparty to earn the equity instruments is reached, or (2) the date at which the counterparty's performance is complete.

Income Taxes
Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, which requires the Company to use the assets and liability method of accounting for income taxes. Under the assets and liability method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between financial statement carrying amounts and the tax bases of existing assets and liabilities and operating loss and tax credit carry forward. Under this accounting standard, the effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all of, a deferred tax asset will not be realized.

ASC 740-10, Accounting for Uncertainty in Income Taxes defines uncertainty in income taxes and the evaluation of a tax position is a two-step process. The first step is to determine whether it is more likely than not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likelihood of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met.

United States federal, state and local income tax returns prior to 2009 are not subject to examination by tax authority.

Foreign Currency Translation
 Foreign Currency Translation

The Company and its wholly owned subsidiary/investments, maintain their accounting records in United States Dollars ("US$") whereas Jonway Auto maintains its accounting records in the currency of Renminbi ("RMB"), being the primary currency of the economic environment in which their operations are conducted.

Jonway Auto's principal country of operations is the PRC.  The financial position and results of our operations are determined using RMB, the local currency, as the functional currency.  The results of operations and the statement of cash flows denominated in foreign currency are translated at the average rate of exchange during the reporting period.  Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date.  The equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution.  Due to the fact that cash flows are translated based on the average translation rate, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.  Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholder's equity as "Accumulated Other Comprehensive Income."

The value of RMB against US$ and other currencies may fluctuate and is affected by, among other things, changes in China's political and economic conditions, any significant revaluation of RMB may materially affect our financial condition in terms of US$ reporting.  The following table outlines the currency exchange rates that were used in creating the consolidated financial statements in this report:

	For the Year ended December 31,	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2013	2012	2013	2012

Balance Sheet items, except for share capital, additional paid in capital and retained earnings (US$/RMB)	$6.3090	$6.1807	$6.3197	$6.1807	$6.3197

Amounts included in the statements of operations and cash flow statements (US$/RMB)	$6.3079	$6.1807	$6.3101	$6.1807	$6.3255

Loss per Share
Loss per Share

Basic and diluted net loss per share is computed by dividing consolidated net loss by the weighted-average number of common shares outstanding during the period. The Company's potentially dilutive shares, which include outstanding common stock options convertible debt and warrants, have not been included in the computation of diluted net loss per share for all periods presented as the result would be anti-dilutive. Such potentially dilutive shares are excluded when the effect would be to reduce a net loss per share.

Cash and cash equivalents
Cash and cash equivalents

The Company invests its excess cash in short-term investments with various banks and financial institutions. Short-term investments are cash equivalents, as they are part of the cash management activities of the company and are comprised of investments having maturities of three months or less when purchased.  The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents

Restricted Cash
Restricted Cash

The Company has cash restricted in connection with the issuance of bank acceptance notes to various suppliers of spare parts which were issued through Jonway's banks.  To issue these bank acceptance notes to Jonway's suppliers, the banks require a deposit of 50% or 100% of the full amount of such notes which are payable within 6 months from issuance.  Upon the maturity date, restricted funds will be used to settle the bank acceptance notes.  The restricted cash as shown in the consolidated balance sheets is strictly used by Jonway Auto which is based in China against the bank notes provided by the various Chinese banks that are providing the credit facilities or loans.  The credit facilities and loans are used primarily to fund working capital and support the operating losses incurred by Jonway Auto.

Fair value of financial instruments
Fair value of financial instruments

 The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. Accounting standards establish a three level valuation hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair values. For certain of the Company's financial instruments, including cash equivalents, accounts receivable, accounts payable and accrued liabilities, the carrying amount approximates fair value because of the short maturities. The three levels of inputs are defined as follows:

Level 1: Observable inputs such as quoted prices in active markets;

Level 2: Inputs other than quoted prices in active markets that are directly or indirectly observable;

Level 3: Unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions and methodologies that result in management's best estimate of fair value.

The Company records certain assets and liabilities at fair value on a nonrecurring basis as required by accounting principles generally accepted in the United States. Generally assets are measured at fair value on a nonrecurring basis as a result of impairment changes. Fair value was estimated based on discounted cash flow. Assets measured at fair value on a nonrecurring basis for the period ended June 30, 2013 are summarized below (in thousands):

		June 30, 2013
Assets		Level 1	Level 2	Level 3	Fair Value Measurements

Long-lived assets- 3-door SUV mold	(1)			$2,560	$2,560

(1) Included in "Property, plant and equipment, net" on the face of condensed consolidated balance sheets. The original carrying value was $5.12 million. The Company recognized impairment charges of $2.56 million (included in "impairment loss of long-lived assets" on the face of consolidated statements of operations and comprehensive loss) for the year December 31, 2012 . These charges were related to the impairment in the 3-door SUV mold equipment used in the Jonway Auto segment   (See Note 2-Accounting for long-lived assets).

The Company believes the reported carrying amounts of its current assets and current liabilities approximate fair value, based upon the short-term nature of these accounts. The fair value of the Company's investment in joint ventures, receivable from related parties and its convertible long-term debt are impracticable to determine.

Accounts Receivable and Notes Receivable
Accounts Receivable and Notes Receivable

Accounts and note receivable consist mainly of receivables from our established dealer network.  A credit review is performed by the Company before the dealer is approved to purchase vehicles form the Company. The Company performs ongoing credit evaluations of its dealers, and generally does not require collateral on its accounts receivable. The Company estimates the need for allowances for potential credit losses based on historical collection activity and the facts and circumstances relevant to specific customers and records a provision for uncollectible accounts when collection is uncertain. The Company has not experienced significant credit-related losses to date.   The allowance for doubtful accounts was $222,000 and $201,000 at June 30, 2013 and December 31, 2012, respectively

Inventories
Inventories

Most of the inventory on the balance sheet consisting of $9.0 million (net value) is in Jonway Auto in China, ZAP's Inventories of approximately half a million out of the total consist primarily of vehicles, both gas and electric, parts and supplies, and finished goods and are carried at the lesser of lower of cost (first-in, first-out basis for ZAP and moving average basis for Jonway) or market (net realizable value or replacement cost). The Company maintains reserves for estimated excess, obsolete and damaged inventory based on projected future shipments using historical selling rates, and taking into account market conditions, inventory on-hand, purchase commitments, product development plans and life expectancy, and competitive factors. If markets for the Company's products and corresponding demand were to decline, then additional reserves may be deemed necessary. Any changes to the Company's estimates of its reserves are reflected in cost of goods sold within the statement of operations during the period in which such changes are determined by management.

As of June 30, 2013, ZAP has reserved $789,542 of its vehicle inventory that is held by former Co-CEO and current ZAP Director, Steve Schneider on the River Road property that was being leased by ZAP from Mr., Schneider. Mr. Schneider took this inventory without ZAP authorization before and after an illegal and failed attempt to take control of ZAP.  He refuses to release the inventory. During the attempted takeover, $116,090 was diverted to a bank account set up by a former employee and board directors, Mark Abdou and Alex Wang.  To date, we have recovered $22,770 of these diverted funds.  The balance of $93,320 has not been recovered.

Property and equipment
Property and equipment

Property and equipment consists of land, building and improvements, machinery and equipment, office furniture and equipment, vehicles, and leasehold improvements which are almost all in Jonway Auto in China.  ZAP does not own any property or any significant amount of equipment in the U.S. Property and equipment is stated at cost, net of accumulated depreciation and amortization, and is depreciated or amortized using straight-line method over the asset's estimated useful life. Costs of maintenance and repairs are charged to expense as incurred; significant renewals and betterments are capitalized. Estimated useful lives are as follows:

Machinery and equipment	5-10 years (Jonway 10 years)

Computer equipment and software	3-5 years

Office furniture and equipment	5 years

Vehicles	5 years

Leasehold improvements	10 years or life of lease,

whichever is shorter

Building and improvements	20-30 years (Jonway 20 years)

Land use Rights
Land use Rights

Under PRC law, all land in the PRC is permanently owned by the government and can not be sold to an individual or company but companies can purchase the land use rights for the specified period of time, as in our industry the industrial purpose has a useful life of 50 years.  The government grants individuals and companies the right to use parcels of land for specified periods of time.  These land use rights are sometimes referred to informally as "ownership".  Land use rights are stated at cost less accumulated amortization.  Amortization is provided over the respective useful lives, using the straight -line method.  Estimated useful life is 50 years, and is determined in the connection with the term of the land use right.

Long-lived Assets
Long-lived assets

Long-lived assets are comprised of property and equipment and intangible assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An estimate of undiscounted future cash flows produced by the asset, or by the appropriate grouping of assets, is compared to the carrying value to determine whether impairment exists. If an asset is determined to be impaired, the loss is measured based on quoted market prices in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including a discounted value of estimated future cash flow and fundamental analysis. The Company reports an asset to be disposed of at the lower of its carrying value or its estimated net realizable value. There are no impairment losses of long-lived assets for the periods ended June 30, 2013 and $2.6 million of impairment loss for the year ended December 31, 2012, respectively.

Intangible Assets-Finite
Intangible Assets-Finite

Intangible assets consist of patents, trademarks, land use rights, government approvals and customer relationships (including client contracts). For financial statement purposes, identifiable intangible assets with a defined life are being amortized using the straight-line method over the estimated useful lives of seven years for the EPA license and 2 years for the customer relationships. Costs incurred by the Company in connection with patent, trademark applications and approvals from governmental agencies such as the Environmental Protection Agency, including legal fees, patent and trademark fees and specific testing costs, are expensed as incurred. Purchased intangible costs of completed developments are capitalized and amortized over an estimated economic life of the asset, generally seven years, commencing on the acquisition date. Costs subsequent to the acquisition date are expensed as incurred.

Goodwill and Intangible Assets-Indefinite
Goodwill and Intangible Assets - Indefinite

Goodwill and intangible assets determined to have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.  Intangible assets with estimable useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance applicable accounting principles.  The Company assesses annually whether there is an indication that goodwill is impaired, or more frequently if events and circumstances indicate that the asset might be impaired during the year.  The Company performs its annual impairment test in the fourth quarter of each year.   Calculating the fair value of the reporting units requires significant estimates and assumptions by management.  To the extent the carrying amount of a reporting unit exceeds the fair value of the reporting unit, there is an indication that the reporting unit goodwill may be impaired and a second step of the impairment test is performed to determine the amount of the impairment to be recognized, if any.

Product warranty costs
Product warranty costs

The Company provides 30 to 90 day warranties on its personal electric products, including the ZAPPY3 and the Zapino scooters, six month warranties for the Xebra®, the ZAPTRUCK XL, the ZAPVAN Shuttle vehicles, and a six month warranty for Xebra® vehicles repaired by ZAP pursuant to its product recall. The Company records the estimated cost of the product warranties at the time of sale using the estimated costs of products warranties based on historical results. The estimated cost of warranties has not been significant to date. Should actual failure rates and material usage differ from our estimates, revisions to the warranty obligation may be required.

Jonway provides a 2-year or 60,000 kilometer warranty for its SUV products. Jonway records the estimated cost of the product warranties at the time of sale using the estimated cost of product warranties based on historical results. The estimated cost of warranties has not been significant to date. Should actual failure rates and material usage differ from our estimates, revisions to the warranty obligation may be required.

Comprehensive loss
Comprehensive loss

Comprehensive loss represents the net loss for the period plus the results of certain changes to shareholders' equity that are not reflected in the consolidated statements of operations. The Company's comprehensive loss consists of net losses, foreign currency translation adjustments and unrealized net losses on investments.

Risks and Uncertainties
Risks and Uncertainties

A substantial portion of the company's operations are located in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.  The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange.  The company's results may be adversely affected by interpretations with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Recent Accounting Pronouncements
Recent Accounting Pronouncements

In March 2013, the FASB issued ASU 2013-05 Topic 830 - Foreign Currency Matters ("ASU 2013-05").  ASU 2013-05 resolves the diversity in practice about whether Subtopic 810-10, Consolidation-Overall, or Subtopic 830-30, ASU 2013-05 applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. In addition, the amendments in this Update resolve the diversity in practice for the treatment of business combinations achieved in stages (sometimes also referred to as step acquisitions) involving a foreign entity.  ASU 2013-02 becomes effective for the company prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013.  The Company does not expect the adoption of this guidance to have a material effect on the Company's consolidated financial statements.

In April 2013  the FASB has issued Accounting Standards Update (ASU) No. 2013-4, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is fixed at the Reporting Date.  ASU 2013-04 provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this ASU is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP.  The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among it co-obligors and any additional amount the reporting entity expects to pay on behalf of it co-obligors.  The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013.  The Company does not expect the adoption of this standard to have a material impact on the Company's unaudited condensed consolidated financial position and results from operations.

In July 2013, the FASB issued ASU 2013-11, Income Taxes (Topic 740):  Presentation of Unrecognized Tax Benefit When a Net Operating Loss Carry forward, A Similar Tax Loss, or a Tax Credit Carry forward Exists (A Consensus the FASB Emerging Issues Task Force).  ASU 2013-11 provides guidance on financial statement presentation of unrecognized tax benefit when a net operating loss Carr forward, a similar tax loss, or a tax credit carry forward exists.  The FASB's objective in issuing this ASU is to eliminate diversity in practice resulting from a lack of guidance on this topic in current U.S. GAAP.  This ASU applies to all entities with unrecognized tax benefits that also have tax loss or tax credit carry forwards in the same tax jurisdiction as of the reporting date.  This amendment is effective for public entities for fiscal years beginning after December 15, 2013 and interim periods within those years.   The company does not expect the adoption of this standard to have a material impact on the Company's unaudited condensed consolidated financial position and results of operations.

The FASB has issued Accounting Standards Update (ASU) No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. ASU 2013-04 provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this ASU is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013.  The Company does not expect t he adoption of this standard to have a material impact on the Company's unaudited condensed consolidated financial position and results of operations.